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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 7, 1999

                             2CONNECT EXPRESS, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                         (State or other jurisdiction of
                         incorporation or organization)


  000-22251                                                    65-0674664
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 (Commission                                                (I.R.S. Employer
 File Number)                                              Identification No.)


2055 LAKE AVENUE, S.E., SUITE A, LARGO, FL                       33771
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code           (727) 584-7902
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)












                                                               Page 1 of 5 Pages
                                                     Index to Exhibits on Page 4


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         At the time of the Registrant's initial public offering, the Registrant's balance sheet for the fiscal year ended December 31, 1996 and the related statements of operations and deficit accumulated during the development stage, shareholders equity and cash flows for the period from April 19, 1996 (date of inception) to December 31, 1996 were audited by the independent accounting firm of KPMG LLP, formerly known as KPMG Peat Marwick LLP ("KPMG"). KPMG expressed its unqualified opinion as to such financial statements of the Registrant in its report dated February 20, 1997, except as to the last paragraph of Note 9, which is as of May 5, 1997.

         On November 21,1997, the Registrant changed its fiscal year end to the Saturday nearest January 31, in conformity with the National Retail Federation fiscal calendar. The Registrant filed a Form 8-K on December 3, 1997 giving notice of this change and the Registrant's intent to reflect the fiscal year transition on Form 10-KSB for the year ended January 31, 1998.

         The Registrant filed for bankruptcy on January 12, 1998. Subsequently, the U.S. Bankruptcy Court, Southern District of Florida, did not authorize the expenditure of the Registrant's funds for an audit. Therefore, the Registrant was unable to engage KPMG to complete an audit of the Registrant's financial statements for the one month ended January 31, 1997 and the year ended January 31, 1998. As a result of the Registrant's failure to have an audit completed, the Registrant did not file a Form 10-KSB for such fiscal year.

         There were no disagreements during 1996 or 1997 or any subsequent interim periods to such years between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreement in its report. Since its emergence from bankruptcy, the Registrant contacted KPMG regarding its audit. However, KPMG has declined to stand for reelection which was confirmed by its letter to the Registrant dated January 8, 1999.

         On January 7, 1999, in anticipation of KPMG's declination to stand for reelection, the Registrant engaged BDO Seidman, LLP ("BDO Seidman") as the successor independent auditor, which engagement was approved by the Board of Directors of the Registrant on the same date. BDO Seidman is an international accounting and consulting organization with three offices in Florida. BDO Seidman was engaged on January 7, 1999 to audit the Registrant's financial statements for the one-month ended January 31, 1997 and the fiscal year ended January 31, 1998.

         The Merger described in Item 1 of the Registrant's Form 8-K for the event dated December 31, 1998 filed on January 8, 1999 results in a change of control of ownership of the Registrant. BDO Seidman has advised the Registrant that the financial statements of the Registrant for the years prior to 1999 would include only the results of operations of Bobby Allison as a result of the change in control. Consequently, BDO Seidman has been engaged to audit the Registrant's financial statements for the year ended December 31, 1998 which will be the historical financial statements of Bobby Allison. The Registrant anticipates filing a Form 10-KSB for each such years as soon as the audits are available.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      N/A

(b)      N/A

(c)      Exhibits

         16.1     Letter from KPMG LLP.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      2CONNECT EXPRESS, INC.,
                                      -----------------------------------------
                                      (Registrant)



                                      /s/ ROBERT L. MCGINNIS
                                      -----------------------------------------
                                      Robert L. McGinnis, Chairman of the Board
                                      and Chief Executive Officer

DATE: JANUARY 14, 1999




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                                  EXHIBIT INDEX




Exhibit Number        Description                    Sequentially Numbered Page
--------------        -----------                    --------------------------


16.1                  Letter from KPMG LLP.                      5








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